TAXES BASED ON INCOME	12 Months Ended
Dec. 31, 2016
TAXES BASED ON INCOME
TAXES BASED ON INCOME

NOTE 14. TAXES BASED ON INCOME

        Taxes based on income (loss) were as follows:

(In millions)	2016	2015	2014

Current:
U.S. federal tax	$10.1	$26.4	$14.5
State taxes	.6	(.1)	(.2)
International taxes	77.3	92.7	116.0

	88.0	119.0	130.3

Deferred:
U.S. federal tax	64.4	6.3	(16.1)
State taxes	(3.0)	.5	1.9
International taxes	7.0	8.7	(2.6)

	68.4	15.5	(16.8)

Provision for income taxes	$156.4	$134.5	$113.5

        The principal items accounting for the difference between taxes computed at the U.S. statutory rate and taxes recorded were as follows:

(In millions)	2016	2015	2014

Computed tax at 35% of income before taxes	$167.0	$143.1	$126.2
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	2.2	1.3	1.4
Foreign earnings taxed at different rates (1)	27.0	(7.5)	(14.9)
Valuation allowance	(11.9)	.9	9.9
Corporate-owned life insurance	(4.3)	(1.9)	(4.2)
U.S. federal research and development tax credits	(2.9)	(2.6)	(1.6)
Tax contingencies and audit settlements	(20.7)	5.1	(1.5)
Other items, net	–	(3.9)	(1.8)

Provision for income taxes	$156.4	$134.5	$113.5

(1)	Included foreign earnings taxed in the U.S., net of credits, in all years.

        Income (loss) from continuing operations before taxes from our U.S. and international operations was as follows:

(In millions)	2016	2015	2014

U.S.	$17.9	$33.9	$(.1)
International	459.2	375.0	360.9

Income from continuing operations before taxes	$477.1	$408.9	$360.8

        The effective tax rate for continuing operations was 32.8%, 32.9%, and 31.5% for fiscal years 2016, 2015, and 2014, respectively.

        The 2016 effective tax rate for continuing operations included a tax expense of $7.6 million associated with the cost to repatriate non-permanently reinvested current earnings of certain foreign subsidiaries and a tax expense of $46.3 million related to the U.S. income and foreign withholding taxes resulting from changes in indefinite reinvestment assertions on certain foreign earnings; benefits from changes in certain tax reserves, including interest and penalties, of $16.8 million resulting from settlements of certain foreign audits and $5.4 million resulting from expirations of statutes of limitations; benefits of $6.7 million from the release of valuation allowances against certain deferred tax assets in a foreign jurisdiction associated with a structural simplification approved by the tax authority and $3.6 million from the release of valuation allowances on certain state deferred tax assets; and a tax expense of $8.4 million from deferred tax adjustments resulting from enacted tax rate changes in certain foreign jurisdictions.

        We assess the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use existing deferred tax assets. On the basis of this evaluation, we record valuation allowances only with respect to the portion of the deferred tax asset that is more likely than not to be realized. However, the amount of the deferred tax asset considered realizable could be adjusted if estimates of future taxable income during the carryforward period changes or if objective negative evidence in the form of cumulative losses is no longer present. For example, if our U.S. profitability improves at a higher-than-expected rate, it is possible that the remaining valuation allowances on state deferred tax assets could be subject to further releases.

        In connection with our initiatives to simplify our corporate legal entity and intercompany financing structures, we evaluated the facts and circumstances surrounding the indefinite reinvestment assertions on certain foreign earnings that would be affected as a result of our actions to improve structural and operational efficiency. Our evaluation considered working capital, long-term liquidity, capitalization improvement, acquisition plans, and alignment of the existing structure with long-term strategic plans. As a result of this evaluation, we determined that the excess of the amount for financial reporting over the tax basis of investments in certain foreign subsidiaries is subject to reversal in the foreseeable future. As a result, we recorded a tax provision for the effects of changes in indefinite reinvestment assertions in 2016.

        The 2015 effective tax rate for continuing operations included tax expense of $20 million associated with the tax cost to repatriate non-permanently reinvested 2015 earnings of certain foreign subsidiaries; benefits from changes in certain tax reserves, including interest and penalties, of $5.8 million resulting from settlements of audits and $8.2 million resulting from expirations of statutes of limitations; and a tax benefit of $2.6 million from the extension of the federal research and development credit.

        The 2014 effective tax rate for continuing operations included tax benefits for changes in certain tax reserves, including interest and penalties, of $10.2 million resulting from settlements of audits and $18.1 million resulting from expirations of statutes of limitations; a repatriation tax benefit of $9.8 million related to certain foreign losses; a tax expense of $9.1 million from the taxable inclusion of a net foreign currency gain related to the revaluation of certain intercompany loans; a tax expense of $10.6 million related to our change in estimate of the potential outcome of uncertain tax issues in China and Germany; and a state tax expense of $2.5 million primarily related to gains arising as a result of certain foreign reorganizations.

        On December 18, 2015, the Protecting Americans from Tax Hikes Act of 2015 ("PATH Act") was enacted, which included a provision making permanent the federal research and development tax credit for the tax years 2015 and beyond. The PATH Act also retroactively extended the controlled foreign corporation ("CFC") look-through rule that had expired on December 31, 2014. For periods during which the look-through rule was effective, U.S. federal income tax on certain dividends, interest, rents, and royalties received or accrued by a CFC of a U.S. multinational enterprise from a related CFC are deferred. The retroactive effects of the extension of the CFC look-through rule did not have a material impact on our effective tax rate or operating results. The extension of the CFC look-through rule is currently scheduled to expire on December 31, 2019.

        Due to recent changes in the U.S. government, U.S. tax reform may be enacted in the near future. Significant changes that could occur include a reduction of the corporate income tax rate, a one-time deemed repatriation of untaxed foreign earnings, border adjustability, territoriality, and various increases to the tax base. Due to the lack of clarity regarding if, how, and when any such tax reform will be enacted, the potential impact of U.S. tax reform is unclear. We continue to closely monitor these developments.

        Deferred income taxes for approximately $1.9 billion of undistributed earnings of foreign subsidiaries have not been provided as of December 31, 2016 since these amounts are intended to be indefinitely reinvested in foreign operations. It is not practicable to calculate the deferred taxes associated with these earnings because of the variability of multiple factors that would need to be assessed at the time of any assumed repatriation; however, foreign tax credits would likely be available to reduce federal income taxes in the event of distribution. In making this assertion, we evaluate, among other factors, the profitability of our U.S. and foreign operations and the need for cash within and outside the U.S., including cash requirements for capital improvements, acquisitions, market expansion, dividends, and stock repurchases.

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2016	2015

Accrued expenses not currently deductible	$42.1	$35.1
Net operating losses	195.9	253.3
Tax credit carryforwards	111.3	114.4
Stock-based compensation	28.4	37.3
Pension and other postretirement benefits	207.7	204.6
Inventory reserves	7.1	6.9
Other assets	.9	8.9
Valuation allowance	(60.4)	(73.0)

Total deferred tax assets (1)	533.0	587.5

Depreciation and amortization	(86.1)	(101.0)
Repatriation accrual (2)	(62.1)	(9.8)
Foreign operating loss recapture	(79.8)	(108.3)
Other liabilities	(2.3)	(2.9)

Total deferred tax liabilities (1)	(230.3)	(222.0)

Total net deferred tax assets	$302.7	$365.5

(1)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.
(2)

Included in the repatriation accruals as of December 31, 2016 and January 2, 2016 was a net deferred tax liability of $62.4 million and $12.5 million, respectively, associated with the future tax cost to repatriate non-permanently reinvested earnings of our foreign subsidiaries, which is offset by a contra deferred tax liability of $.3 million and $2.7 million, respectively, related to unrealized foreign exchange losses associated with earnings of our foreign subsidiaries that can be repatriated to the U.S. in future periods without incurring any additional U.S. federal income tax.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance at December 31, 2016 and January 2, 2016 was $60.4 million and $73 million, respectively.

        Net operating loss carryforwards of foreign subsidiaries at December 31, 2016 and January 2, 2016 were $689.9 million and $825.8 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at December 31, 2016 and January 2, 2016 totaled $111.3 million and $114.4 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions)	Net Operating Losses (1)	Tax Credits

Expires in 2017	$10.0	$.6
Expires in 2018	12.6	13.1
Expires in 2019	4.7	33.1
Expires in 2020	5.4	15.8
Expires in 2021	4.1	.4
Expires in 2022	9.6	9.6
Expires in 2023	6.7	5.1
Expires in 2024	11.2	.3
Expires in 2025	4.4	7.2
Expires in 2026	.5	3.7
Expires in 2027	.2	.2
Expires in 2028	.5	.1
Expires in 2029	–	.1
Expires in 2030	–	.1
Expires in 2031	–	.1
Expires in 2032	–	1.6
Expires in 2033	–	2.9
Expires in 2034	–	2.5
Expires in 2035	–	3.4
Expires in 2036	–	3.0
Indefinite life/no expiration	620.0	8.4

Total	$689.9	$111.3

(1)	Net operating losses are presented before tax effect and valuation allowance.

        Based on current projections, certain indefinite-lived foreign net operating losses may take up to 50 years to be fully utilized.

        At December 31, 2016, we had net operating loss carryforwards in certain state jurisdictions of $516 million before tax effect. Based on our current ability to generate state taxable income, it is more likely than not that the majority of these carryforwards will not be realized before they expire. Accordingly, a valuation allowance has been recorded on $513.7 million of the carryforwards.

        We do not anticipate the expected expiration of our remaining tax holidays in Thailand and Vietnam in 2017 to have a material effect on our effective tax rate, operating results, or financial condition.

Unrecognized Tax Benefits

        As of December 31, 2016, our unrecognized tax benefits totaled $89.5 million, $71.5 million of which, if recognized, would reduce our annual effective income tax rate. As of January 2, 2016, our unrecognized tax benefits totaled $107.3 million, $89 million of which, if recognized, would reduce our annual effective income tax rate.

        Where applicable, we record potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. As a result, we recognized tax benefit of $3.1 million, tax expense of $1.3 million, and tax benefit of $1.3 million in the Consolidated Statements of Income in 2016, 2015, and 2014, respectively. We have accrued $22.3 million and $26.1 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 31, 2016 and January 2, 2016, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2016	2015

Balance at beginning of year	$107.3	$122.6
Additions for tax positions of the current year	6.9	11.1
Reductions for tax positions of prior years	(15.7)	(4.0)
Settlements with tax authorities	(2.1)	(4.5)
Expirations of statutes of limitations	(4.2)	(8.6)
Changes due to translation of foreign currencies	(2.7)	(9.3)

Balance at end of year	$89.5	$107.3

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of the relevant risks, facts, and circumstances existing at the time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2016 financial statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2015. We also expect the current German tax audit for tax years 2006-2010 to be completed in 2017. We are subject to routine tax examinations in other jurisdictions. With some exceptions, we and our subsidiaries are no longer subject to income tax examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $16 million, primarily as a result of audit settlements and closing tax years.